Oppenheimer Commodity Strategy Total Return Fund

Supplement dated April 29, 2016 to the

Prospectus and Statement of Additional Information,

each dated March 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund (the “Fund”), each dated March 28, 2016, and is in addition to any other supplement(s).

On April 28, 2016, the Board of Trustees of the Fund, upon the recommendation of the Fund’s adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about June 29, 2016 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Effective as of the close of the New York Stock Exchange on April 29, 2016, the Fund will no longer accept new investments. Redemptions made beginning from April 29, 2016 through the Liquidation Date will not be subject to any contingent deferred sales charges, except that shares held through a broker-dealer or other financial intermediary, such as omnibus accounts, may be subject to sales charges in accordance with the protocols of the financial intermediary.

It is expected that immediately following the Liquidation, the cash proceeds of the Liquidation will be distributed to shareholders of the Fund in complete redemption of their shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for, and for certain retirement accounts, any proceeds will generally be automatically invested in Oppenheimer Money Market Fund, subject to any operational requirements of a particular shareholder account. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences. Shareholders of the Fund in a tax-advantaged retirement plan or account may also be subject to additional tax consequences as a result of the Liquidation. These shareholders should also consult with their tax advisors, as well as their plan administrator or service provider for information regarding options that may potentially be available to them to avoid being liquidated out of their retirement plan or account.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund may deviate from its investment objectives and strategies as the Liquidation Date approaches.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth beginning on page 25 of the Prospectus under “Selling Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of the Oppenheimer funds altogether may also exchange their shares prior to the Liquidation Date for shares of another Oppenheimer fund, subject to minimum investment account requirements and other restrictions on exchanges as described beginning on page 26 of the Prospectus under “The Oppenheimer Exchange Privilege,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes, except exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

The Prospectus is revised as follows:

1.	The following is added to the section titled “Principal Risks”, beginning on page 4 of the Prospectus:

Risks of Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund's investments to fall.

2.	The section titled “Portfolio Managers”, on page 7 of the Prospectus, is deleted in its entirety and replaced with:

Portfolio Managers. Mark Hamilton has been a Vice President and portfolio manager of the Fund since April 2016. Christopher Proctor, CFA, has been a Vice President and portfolio manager of the Fund since July 2013.

3.	The section titled “Portfolio Managers”, beginning on page 18 of the Prospectus, is deleted in its entirety and replaced with:

Portfolio Managers. The Fund’s portfolio is managed by Mark Hamilton and Christopher Proctor, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Hamilton has been a Vice President and portfolio manager of the Fund since April 2016. Mr. Proctor has been a Vice President and portfolio manager of the Fund since July 2013.

Mr. Hamilton has been Chief Investment Officer, Asset Allocation, and a Senior Vice President of the Sub-Adviser since April 2013. Mr. Hamilton served at AllianceBernstein L.P. from 1994 to 2013, as an Investment Director of Dynamic Asset Allocation from 2010 to 2013, Head of North American Blend Team from 2009 to 2010, and Senior Portfolio Manager of Blend Strategies from 2006 to 2010. Mr. Hamilton is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Proctor has been the Head of the Cash Strategies Team and a Senior Vice President of the Sub-Adviser since July 2013, and a Senior Portfolio Manager of the Sub-Adviser since January 2010. Mr. Proctor was a Vice President of the Sub-Adviser from August 2008 to July 2013. Prior to joining the Sub-Adviser, Mr. Proctor was a Vice President at Calamos Asset Management from January 2007 through March 2008 and at Scudder-Kemper Investments from 1999 through 2002. Mr. Proctor was a Managing Director and Co-Founder of Elmhurst Capital Management from June 2004 through January 2007 and was a Senior Manager of Research for Etrade Global Asset Management from 2002 through 2004. Mr. Proctor is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

4.	All references to George Zivic are deleted entirely.

5.	The paragraph titled “Portfolio Managers”, on page 50 of the SAI, is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Mark Hamilton and Christopher Proctor (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Hamilton and Mr. Proctor also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of December 31, 2015 for Mr. Proctor and as of March 31, 2016 for Mr. Hamilton. No portfolio or account has an advisory fee based on performance:

6.	The “Other Accounts Managed” table, on page 50 of the SAI, is deleted in its entirety and replaced with the following:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Mark Hamilton	9	$7.33	2	$25.64	0	$0
Christopher Proctor	5	$12.19	0	$0	1	$301.75

1.	In billions.
2.	In millions.
3.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

7.	The section titled “Ownership of Fund Shares”, on page 51 of the SAI, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. Each Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Ownership
Mark Hamilton	None[1]
Christopher Proctor	$100,001 - $500,000[2]

1. As of March 31, 2016.

2. As of December 31, 2015.

April 29, 2016	PS0735.046